Comerica Incorporated

Morgan Stanley
Financials Conference
June 10, 2014

J. Patrick Faubion
President, Comerica Bank - Texas Market

Karen Parkhill
Vice Chairman and Chief Financial Officer

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Substantial Growth Opportunities in Texas

- Established Texas presence: 1988
- Acquired 21 banks in Texas from 1988 to 1995
- Moved headquarters to Dallas: 2007
- Largest U.S. commercial bank with corporate headquarters in Texas
- Acquisition of Sterling completed July 2011



54
11
57
14
= Banking Centers



Average TX Loans
($ in billions)
7.7
9.6
10.0
+30%[1]
2011
2012
2013



Average TX Deposits
($ in billions)
7.8
10.0
10.2
+31%[1]
2011
2012
2013

At 3/31/14 • [1]Includes the acquisition of Sterling Bancshares in 3Q11.

Comerica Bank

3

Driving Growth in Texas



Loan Balances by Market
California $14.8B 33%
Texas $10.4B 23%
Michigan $13.5B 30%
Other Markets $6.4B 14%



Deposit Balances by Market
California $14.8B 28%
Texas $10.9B 21%
Other Markets $5.9B 11%
Michigan $20.6B 39%
Finance/ Other $0.6B 1%



Loan Growth
(Average $ in billions)
10.1
10.2
9.9
9.8
10.4
+6%
+3%
1Q13
2Q13
3Q13
4Q13
1Q14



Deposit Growth
(Average $ in billions)
10.0
10.2
10.3
10.5
10.9
+3%
+9%
1Q13
2Q13
3Q13
4Q13
1Q14

1Q14 average balances

Comerica Bank

4

Growing Markets
Population Growth Nearly 2X the National Average

Located in 9 of the Top 15 Most Populous Cities: 4 in Texas[1]
(Population in millions)



New York
8.34
Los Angeles
3.86
Chicago
2.71
Houston
2.16
Philadelphia
1.55
Phoenix
1.49
San Antonio
1.38
San Diego
1.34
Dallas
1.24
San Jose
0.98
Austin
0.84
Jacksonville
0.84
Indianapolis
0.83
San Francisco
0.83
Columbus
0.81

QoQ Population Growth[2]
(% change annualized)



1.5%
1.3%
1.4%
1.4%
U.S. Average 0.8%
DFW
Houston
Austin
San Antonio

QoQ Personal Income Growth[2]
(% change annualized)



5.0%
4.0%
4.1%
3.1%
U.S. Average 3.5%
DFW
Houston
Austin
San Antonio

At 3/31/14 • [1]Source: US Census Bureau, released in 2013 • [2]Source: Comerica Regional Economic Update.
DFW = Dallas-Fort Worth-Arlington MSA.

Comerica Bank

5

Business and Footprint Diversity

Loan Balances by Market



California
$14.8B
33%
Texas
$10.4B
23%
Michigan
$13.5B
30%
Other Markets
$6.4B
14%

Texas Market Loans



San Antonio
$0.2B
2%
Houston
$3.8B
37%
Austin
$0.5B
5%
Dallas
$4.4B
41%
Other[1]
$1.5B
15%

Texas Market Diverse Loan Portfolio
($ in millions)



Private Banking
$656
6%
Retail Banking
$350
3%
General Middle Market
$2,377
24%
Small Business
$1,500
14%
Commercial Real Estate
$1,175
11%
Energy
$2,982
30%
Corporate Banking
$437
4%
Tech. & Life Sciences
$420
4%
National Dealer
$434
4%
= Total Middle Market (66%)

1Q14 average balances • [1]Primarily includes businesses with a national perspective

Comerica Bank

6

Houston Market Opportunity

Houston Loans[1]

(Average $ in billions)



2.3
3.5
3.8
3.8
+69%[1]
2011
2012
2013
1Q14

Houston Deposits[1]

(Average $ in billions)



2.3
3.1
2.9
2.9
+28%[1]
2011
2012
2013
1Q14

Houston Facts

- Acquisition of Sterling Bancshares in July 2011 – Cemented footprint in the Houston area market
- Added additional Energy & TLS relationship managers
- Added additional Middle Market loan group
- 57 banking centers
- #9 in deposit market share[2], up from #12 in 2011, prior to the Sterling acquisition

[1]2011 includes the acquisition of Sterling Bancshares in 3Q11. • [2]Source: FDIC June 2013

Comerica Bank

7

Energy Industry Update

Texas Energy Update

- The US is the world's largest producer of oil and gas
- Texas oil production up almost 140% from 2007[1] to about 3MM BBLS/day[5]
  - Eagle Ford production up from almost zero in 2009 to 1.4MM BBLS/day[2]
  - Permian Basin is most of the remaining Texas production
- Texas production expected to hit 5MM BBLS/day by 2023[3]
- Texas produced about $110B of oil and gas in 2013[4]

Texas Oil Production[5]

(Field production of crude oil in 1,000 BBLS)



100,000
75,000
50,000
25,000
1980
1985
1990
1995
2000
2005
2010

U.S. Oil & Gas Rig Count[5]



[1]At 12/31/13 • [2]Source: U.S. Energy Information Administration: May 2014 Eagle Ford Drilling Productivity Report • [3]Source: Railroad Commission of Texas • [4]Source: Oil & Gas Journal, January 2014 • [5]Source: U.S. Energy Information Administration

Comerica Bank

8

Energy

- 30+ years' experience
- Focus on middle market companies
- Excellent credit quality
- Deep relationships with significant ancillary noncredit products
- Spreads are wider than pre-crisis levels
- Customers appropriately hedge proven reserves



Average Loans
($ in millions)
1,947
2,305
2,452
2,641
2,851
3,002
2,951
2,895
2,752
2,982
+53%
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14



Diverse Customer Base
(Based on period-end loans)
Natural Gas
Service 15%
Oil
Midstream 11%
Mixed
Exploration & Production 74%



Average Deposits
($ in millions)
865
686
567
533
512
411
488
529
608
493
-43%
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

At 3/31/14

Comerica Bank
9

General Middle Market Texas



Average Employees
43
48
50
63
2011 2012 2013 2014



Average Loans
($ in millions)
2,045
2,109
2,214
2,185
2,246
2,329
2,454
2,314
2,270
2,377
+16%
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Recognized for Excellence

2013 Greenwich Awards for Middle Market[1]:

- Overall Satisfaction
- Relationship Mgr. Capability
- Financial Stability
- Investment Banking
- International Service
- Likelihood to Recommend
- Personal Banking Satisfaction
- Treasury Management – Multiple categories



Average Deposits
($ in millions)
2,025
2,279
2,511
2,460
2,374
2,632
2,594
2,395
2,304
2,547
+26%
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

[1]Based on nearly 14,000 interviews with businesses with sales of $10-$500MM across the country

Comerica Bank
10

Other Texas Growth Businesses

Technology & Life Sciences

(Average $ in millions)


Loans
Deposits
334
594
325
677
364
727
360
840
420
1,105
1Q13
2Q13
3Q13
4Q13
1Q14

TLS Facts

- 20+ year history
- Products and services tailored to meet the needs of emerging companies throughout their lifecycle
- National business headquartered in Palo Alto, CA – Texas offices in Austin and recently opened in Houston

Commercial Real Estate

(Average $ in millions)


Real Estate Construction
Commercial Mortgages
470
712
505
651
541
565
566
529
623
536
1Q13
2Q13
3Q13
4Q13
1Q14

CRE Facts

- Focus on well-established developers
- Provide construction and mini-perm mortgage financing
- Real Estate Construction growing loans for the past 6 quarters
- Commercial Mortgages up in 1Q14

At 3/31/14

Comerica Bank

11

Comerica Competitive Advantage in Texas

Well Positioned for Growth

Focused on Relationship Banking Model

- Focused on growing and maintaining long-term relationships
- Relationship Managers known for ingenuity, flexibility & responsiveness
- Strive to be customers' trusted advisor by providing value-added recommendations
- Emphasis on having a clear understanding of our customers & their banking needs

Size

- Able to offer robust products & services
- Prompt turnaround on customer requests
- React swiftly to changing markets

Recognized Expertise

- 23 Greenwich Excellence Awards in 2013
- Global Finance Best Regional Bank: Southwest

Commitment to Texas

- Corporate headquarters in Texas
- Acquired Sterling Bancshares
- Increasing resources to serve market

Financial Strength

- Solid capital ratios
- No objection to CCAR/ Capital Plan results

Comerica Bank

12

Second Quarter Loan Update
Broad-based Loan Growth Continues



Average Loans
($ in billions)
44.6
44.9
44.1
44.1
45.1
46.6
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Thru 5/31



Average Loan Growth1
(1Q14 vs. 4Q13)
Peer Average: 1.1%
3.9%
2.3%
2.3%
2.1%
1.9%
1.3%
1.2%
0.8%
0.7%
0.2%
-0.9%
-1.4%
BOKF
CMA
STI
KEY
FITB
ZION
SNV
MTB
HBAN
BBT
RF
FHN

- Robust loan growth in April, slowed in May similar to H.8 trends[2]
- Expect normal seasonal trends in Dealer & Mortgage Banker in 2H14 and continued decline in owner-occupied CRE
- Pressure on yield persists from decrease in accretion, low rate environment and portfolio mix shift
- Maintaining credit underwriting and pricing discipline

2Q14 average balance through 5/31/14. These results are preliminary and subject to change. • [1]Source: SNL Financial • [2]Source: Federal Reserve H.8 as of 5/21/14 for large domestically chartered commercial banks.

Comerica Bank

13

Driving Efficiency Improvement
Controlling What We Can Control



Efficiency Ratio1
71.2%
67.9%
67.3%
65.8%
2011
2012
2013
1Q14
Long-Term Goal:
Below 60%



Noninterest Expenses Decline YoY2
(1Q14 vs. 1Q13)
-9.1%
-8.5%
-3.7%
-3.1%
-2.8%
-2.8%
-1.2%
-1.0%
-0.6%
0.2%
0.4%
11.3%
BOKF
FHN
RF
CMA
FITB
KEY
SNV
BBT
STI
ZION
HBAN
MTB



Assets Per Employee2
($ in 000's)
CMA 7,374
STI 6,925
FITB 6,795
KEY 6,460
BOKF 5,898
MTB 5,780
SNV 5,690
FHN 5,632
BBT 5,469
ZION 5,350
HBAN 5,161
RF 4,979

[1]Goal as of 6/6/14 • [2]Source: SNL Financial

Comerica Bank

14

15 Interest Rate SensitivityWell Positioned for Rising Rates At 3/31/14 ● 1Source: SNL Financial 27% 28% 28% 29% 30% 32% 33% 35% 37% 37% 41% 45% FHN SNV BBT HBA N STI FITB R F KEY BOK F MTB ZIO N CMA Noninterest-Bearing as a Percent of Total Deposits1(1Q14 average balances) Fixed Rate~15% Libor-Based~65% Prime-Based~20% Loan Portfolio: Primarily Floating Rate  Predominately floating rate loans • < 5% have floors  Fixed rate securities only ≈15% of earning assets  Relatively large non-maturity deposit base  Anomalously low interest rate environment Why is Comerica Asset Sensitive? Faster Loan Re-pricing/Maturity Date1 0% 20% 40% 60% 80% 100% CMA FHN KE Y MTB RF FITB ST I HBA N ZIO N SNV BBT BOK F Less Than 3 Months Greater Than 3 Months 0.1 Interest Rates 200 bps gradual, non-parallel rise Loan Balances Modest increase Deposit Balances Modest decrease Deposit Pricing Historical price movements with short-term rates Securities Portfolio Held at current levels Loan Spreads Held at current levels MBS Prepayments Third-party projections and historical experience Hedging (swaps) No additions modeled 16 Interest Rate SensitivityAssumptions and Alternatives At 3/31/14 ● 1Analysis based on non-parallel gradual 200 basis point increase in interest rates over 12 months. For methodology see the Company’s Form 10Q, as filed with the SEC. Estimates are based on simulation modeling analysis. Standard Model Assumptions ~180 ~190 ~200 213 ~250 ~260 DepositDecline DepositPricing DepositDecline 1Q14 LoanGrowth RateShock Sensitivity AnalysisEstimated Increase in Net Interest Income Over 12 monthsAdditional Scenarios are Relative to 1Q14 Standard Model($ in millions) Incr eme ntal $1B dec reas e in non inte rest -bea ring dep osit s1 Incr eme ntal $3B dec reas e in non inte rest -bea ring dep osit s1 Incr eme ntal inc reas e of app rox. 3% 1 Imm edia te 1 00 b ps r ate rise Incr eme ntal 20% rela tive incr eas e in bet a1 Stan dard Mo del

Proposed Liquidity Covered Ratio (LCR)

Regional Bank Benefit: Modified LCR Requirement[1]

LCR = High Quality Liquid Assets / Net Cash Outflows over 21[1] days under stress ≥ 100%

High Quality Liquid Assets

Max 40%:

- **Level 2B** (Max 15%, 50% haircut)
  - Investment Grade Corp. Bonds
- **Level 2A** (15% haircut)
  - Fannie/Freddie MBS
  - Other 20% risk-weighted securities

No max, No haircut:

- **Level 1**
  - Excess Reserves
  - Treasuries
  - Ginnie Mae MBS
  - Other 0% risk-weighted securities

Net Cash Outflows

Deposit Run-off	LCR Weight Range[1]
Retail/ Small Business	2.1% - 7%
Corporate	3.5% - 28%
Financial Institutions	3.5% - 70%
Loans & Unused Commitments	
Undrawn Credit Facilities	3.5% - 28%
Liquidity Back-up Facilities	21% - 70%
Loan Maturities/ Inflows	0% - 35%

1/7/13	10/24/13	1/31/14	Summer/Fall 2014	1/1/15	1/1/16	1/1/17
Final International Basel Liquidity framework published	U.S. Notice of Proposed Rule Making published	Comment Period Closed	Final Rule Targeted	80%	90%	100%

Targeted Phase-in Dates (1/1/15 – 1/1/17)

The proposed LCR is preliminary and subject to final rulemaking. For a further discussion of the Basel III regulatory framework, see the Company's Form 10Q for the quarter ended 3/31/14, as filed with the SEC. • [1]Effectively resulting in a modified 70% LCR requirement.

Comerica Bank

17

Potential LCR Impacts

Expect To Be Compliant Within the Required Timeframe

Liquidity Coverage Ratio

- Reluctant to significantly increase investment securities portfolio in the current low rate environment until necessary
- Expect to operate with additional liquidity buffer above minimum compliance levels
- Anticipate a moderate impact to the Net Interest Rate Margin

Potential Impact Dependent on Type of Funding and Investment

Funding	Investment	Interest Rate Sensitivity	Short-Term Earnings
Floating	Cash	--	↓
Floating	Fixed Rate Securities	↓	↑
Fixed	Cash	↑	↓
Fixed	Fixed Rate Securities	--	↓

Actions Currently Being Taken

- Business lines continue to assess product and pricing strategy under proposed rules
- Investing pre-payments from MBS portfolio into Level 1 High Quality Liquid Assets, such as GNMA securities:


12/31/13
Ginnie Mae 8%
Fannie/ Freddie 92%
12/31/14 Target
Ginnie Mae ~25%
Fannie/ Freddie ~75%

The proposed LCR is preliminary and subject to final rulemaking. For a further discussion of the Basel III regulatory framework, see the Company's Form 10Q for the quarter ended 3/31/14, as filed with the SEC.

Comerica Bank

18

Active Capital Management

Common Shares Outstanding (in MM) and Tangible Book Value Per Share[1]



Common Shares O/S
Tangible Book Value
186.8
185.2
183.7
182.3
181.7
$33.88
$33.77
$34.37
$35.64
$36.50
1Q13
2Q13
3Q13
4Q13
1Q14

2013 Capital Plan completed:

- $288MM or 6.9MM shares repurchased 2Q13 through 1Q14
  - $72MM or 1.5MM shares repurchased in 1Q14
- Increased quarterly dividend 12% to $0.19 per share in 1Q14

2014 Capital Plan target[2]:

- Up to $236MM share repurchases over four quarters (2Q14 through 1Q15)
- Increased quarterly dividend 5% to $0.20 per share in 2Q14

Average diluted shares of 186.7MM, increased 535,000 from 4Q13 due to:

- Increased average stock price affecting dilution from warrants and employee options
- Vesting of annual employee stock grants

[1]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures • [2]Outlook as of 6/6/14

Comerica Bank

19

Well Positioned for the Future

Growing Loans & Fee Income
- Positioned **in faster growing markets and industries**
- Focus on cross sell to drive fee income

Maintaining Pricing Discipline
- **Lowest cost deposits** and largest percentage of funding from DDA among peers
- **Focus on** holding new & renewed **loan spreads**

Controlling Expenses
- Continued **tight expense control**

Active in Managing Capital
- **Strong capital base;** Estimated Basel III Tier 1 common capital: 10.3%[2]
- Continue **share buyback; Increased dividend**[3]

Maintaining Asset Quality
- **Strong credit culture** leads to **solid credit metrics**
- **Weathered cycle** well relative to peers

Positioned for Rising Rates
- **200 bps increase** in rates expected to result in **>10% increase in net interest income**[1]

As of 3/31/14 • [1]Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company's Form 10Q for the quarter ended 3/31/14, as filed with the SEC • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI) • [3]Increased quarterly dividend to $0.20 per share in 2Q14.

Comerica Bank

20

Appendix 22 Comerica: A Brief Overview At 3/31/14 ● 1Source: SNL Financial ● 2See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI) Loans by Business Line(1Q14 Average) Wealth Management$4.8B11% Business Bank$34.9B77% Retail Bank$5.4B12% California$14.8B33% Texas$10.4B23% Michigan$13.5B30% Other Markets$6.4B14% Loans by Geography(1Q14 Average)  22nd largest U.S. financial holding company1  $66 billion in assets  Strong presence in Texas, California, and Michigan  Three primary lines of business: Business Bank, Retail Bank, and Wealth Management  Founded 164 years ago  Strong capital position • Estimated Basel III Tier 1 common capital ratio2: 10.3%

Recent Award Announcements

Best Regional Bank: Southwest

Based on:
- Assets
- Profitability
- Strategic Relationships
- Customer Service
- Competitive Pricing
- Innovative Products

Greenwich Excellence 2013

2013 Greenwich Awards Most Awards of any US Bank	Middle Market[1]	Small Business[2]
Overall Satisfaction	✓	✓[3]
Relationship Manager Capability	✓	✓
Financial Stability	✓	✓
Investment Banking	✓	
International Service	✓	
Likelihood to Recommend	✓	
Personal Banking Satisfaction	✓	
Treasury Management:		
• Overall Satisfaction	✓	✓
• Accuracy of Operations	✓	✓
• Customer Service	✓	✓
• Product Capabilities	✓	
• Sales Specialist Performance	✓	

[1]Based on nearly 14,000 interviews with businesses with sales of $10-$500MM across the country • [2]Based on over 17,000 interviews with businesses with sales $1-$10MM across the country • [3]Overall Satisfaction – West. Comparisons are based on only those banks operating in each region.

Comerica Bank

23

Net Interest Income
Loan Growth & Lower Funding Costs Offset Low Rate Environment


Net Interest Income
($ in millions)
Accretion
NIM
416
11
405
414
7
407
412
8
404
430
23
407
410
12
398
2.88
2.83
2.79
2.86
2.77
1Q13
2Q13
3Q13
4Q13
1Q14

Net Interest Income and Rate NIM[1]:		
$430MM	**4Q13**	**2.86%**
-11	Loan accretion	-0.08
-7	2 fewer days in 1Q14	--
-2	Interest on non-accrual loans	-0.01
+8	$1B in loan growth	--
+1	Lower funding costs	--
-9	Lower loan yields: - 1bp 30-day LIBOR decline - Portfolio dynamics	-0.04
--	Excess liquidity decrease	+0.04
$410MM	**1Q14**	**2.77%**

[1]1Q14 compared to 4Q13

Comerica Bank

24

Deposits Remain Strong
Deposit Costs Declined Modestly


Strong Deposit Base
($ in billions)
Deposit Rates[1]
50.7
51.4
51.9
52.8
52.8
53.3
53.8
0.21
0.19
0.18
0.17
0.15
1Q13
2Q13
3Q13
4Q13
1Q14
Average Balances
4Q13
1Q14
Period-end


Lowest Cost of Deposits[2]
(In basis points)
27
26
20
20
20
19
19
19
12
11
10
8
SNV
BOKF
HBAN
STI
FITB
FHN
KEY
BBT
RF
ZION
MTB
CMA


Higher Deposits per Banking Center[3]
($ in millions)
56
65
68
70
74
76
89
97
101
101
111
RF
KEY
HBAN
BBT
FITB
SNV
STI
FHN
ZION
BOKF
CMA

[1]Interest cost on interest-bearing deposits • [2]Source: SNL Financial. 1Q14 interest incurred on deposits as a percentage of average deposits. • [3]Source: SNL Financial. Excludes MTB as amounts were not available

Comerica Bank

25

Loans by Business and Market

By Line of Business	1Q14	4Q13	1Q13
Middle Market			
General	$13.5	$13.2	$13.4
Energy	3.0	2.8	3.0
National Dealer Services	5.3	5.3	4.9
Entertainment	0.5	0.6	0.6
Tech. & Life Sciences	2.3	2.1	2.0
Environmental Services	0.9	0.8	0.8
Total Middle Market	$25.5	$24.8	$24.7
Corporate Banking			
US Banking	2.7	2.6	2.8
International	1.8	1.8	1.8
Mortgage Banker Finance	0.9	1.1	1.7
Commercial Real Estate	4.0	3.8	3.7
BUSINESS BANK	**$34.9**	**$34.1**	**$34.7**
Small Business	3.6	3.6	3.6
Retail Banking	1.8	1.7	1.7
RETAIL BANK	**$5.4**	**$5.3**	**$5.3**
Private Banking	4.8	4.7	4.6
WEALTH MANAGEMENT	**$4.8**	**$4.7**	**$4.6**
TOTAL	**$45.1**	**$44.1**	**$44.6**

By Market	1Q14	4Q13	1Q13
Michigan	$13.5	$13.4	$13.6
California	14.8	14.4	13.5
Texas	10.4	9.8	10.1
Other Markets	6.4	6.5	7.4
TOTAL	**$45.1**	**$44.1**	**$44.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

26

Deposits by Business and Market

By Line of Business	1Q14	4Q13	1Q13
Middle Market			
General	$14.1	$13.9	$14.1
Energy	0.5	0.6	0.4
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.2	0.1
Tech. & Life Sciences	5.7	5.2	5.0
Environmental Services	0.1	0.2	0.2
Total Middle Market	$20.7	$20.3	$20.0
Corporate Banking			
US Banking	2.5	2.8	2.3
International	1.7	1.8	1.5
Mortgage Banker Finance	0.6	0.6	0.6
Commercial Real Estate	1.5	1.5	1.2
BUSINESS BANK	**$27.0**	**$27.0**	**$25.6**
Small Business	2.6	2.8	2.6
Retail Banking	18.8	18.6	18.4
RETAIL BANK	**$21.4**	**$21.4**	**$21.0**
Private Banking	3.8	3.9	3.7
WEALTH MANAGEMENT	**$3.8**	**$3.9**	**$3.7**
Finance/ Other	0.6	0.5	0.4
TOTAL	**$52.8**	**$52.8**	**$50.7**

By Market	1Q14	4Q13	1Q13
Michigan	$20.6	$20.6	$20.2
California	14.8	15.2	14.4
Texas	10.9	10.5	10.0
Other Markets	5.9	6.0	5.7
Finance/ Other	0.6	0.5	0.4
TOTAL	**$52.8**	**$52.8**	**$50.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

27

National Dealer Services

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 15%
Toyota/ Lexus 15%
Ford 9%
GM 9%
Chrysler 9%
Mercedes 3%
Nissan/ Infiniti 8%
Other European 10%
Other Asian 11%
Other[1] 11%

Geographic Dispersion

California	61%	Texas	8%
Michigan	19%	Other	12%

- 65+ years of Floor Plan lending, with over 20 years on a national basis
- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Excellent credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3
1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

At 3/31/14 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

28

29 Mortgage Banker Finance 1MBA Origination Volumes $ in billions. Source: Mortgage Bankers Association Mortgage Finance Forecast as of 3/17/14 Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 MBA MortgageOrigination Volumes1 30 Technology and Life Sciences At 3/31/14  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans($ in billions) 1.1 1.1 1.1 1.2 1.2 1.2 1 .3 1.5 1. 6 1.7 1. 8 1.9 2.0 1.9 2.0 2 .1 2.3 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 3.3 3.4 3.3 3.5 3. 7 4.1 4.2 4.4 4 .7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5 .7 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Average Deposits($ in billions)

31 Commercial Real Estate Line of Business At 3/31/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 4.7 4.8 4.9 5.2 5.4 1Q13 2Q13 3Q13 4Q13 1Q14 Commitments($ in billions; Based on Period-end commitments)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 6 quarters +14% 1 32 Shared National Credit Relationships At 3/31/14 ● Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end Loans of $10.1B Commercial Real Estate$0.6B 6% Corporate $2.8B 28% General$2.3B 23% National Dealer $0.4B 4% Energy$3.0B 29% Entertainment$0.2B 2% Tech. & Life Sciences$0.3B 3% Environmental Services $0.4B 4% Mortgage Banker$0.1B 1% = Total Middle Market (65%)  Approximately 865 borrowers  Strategy: Pursue full relationships with ancillary business  Comerica is agent for approx. 15%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio

Government Card Programs

Growing Average Noninterest-Bearing Deposits
($ in millions)



US Treasury Program
State Card Programs
185
290
532
650
720
948
1,221
1,369
2007
2008
2009
2010
2011
2012
2013
1Q14

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 5 million cards registered
  - Phasing out checks[2]
    - As of 5/1/11, new benefit recipients
    - As of 3/1/13, current check recipients
  - 94% of Direct Express card holders report they are totally satisfied[3]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[4]

At 3/31/14 • [1]Source: the Nilson Report July 2013 • [2]Final rule announced 12/22/10 • [3]Based on a 2013 survey conducted by KRC Research • [4]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

33

Continued Strong Credit Quality
One of the Lowest NCO Ratios Among Peers

1Q14 Net Charge-Off Ratio vs. Peers[1]
(In basis points)



-8
8
10
14
20
30
34
39
43
43
54
74
BOKF
ZION
CMA
KEY
MTB
SNV
STI
HBAN
FHN
RF
BBT
FITB

Net Loan Charge-offs
($ in millions)



NCO Ratio (In basis points)
24
17
19
13
12
21
15
18
12
10
1Q13
2Q13
3Q13
4Q13
1Q14

Criticized Loans[2]
($ in millions)



2,894
2,695
2,461
2,260
2,139
1Q13
2Q13
3Q13
4Q13
1Q14

Allowance for Loan Losses
($ in millions)



NPL Coverage
1.2
1.3
1.3
1.6
1.8
617
613
604
598
594
1Q13
2Q13
3Q13
4Q13
1Q14

[1]Source: SNL Financial • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications

Comerica Bank

34

Securities Portfolio Stable



Securities Portfolio
($ in billions)
MBS
Other
MBS Yield
10.0
9.8
9.4
9.4
9.3
9.3
9.5
9.6
9.4
9.0
9.0
8.9
8.9
9.1
2.25
2.22
2.41
2.46
2.42
1Q13
2Q13
3Q13
4Q13
1Q14
4Q13
1Q14
Average Balances
Period-end

MBS Portfolio:

- Duration of 4.0 years[1]
  - Duration extends to 4.6 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $10MM
- Net unamortized premium of $65MM
- Slower prepayment speeds (including a retrospective adjustment to premium amortization similar to 3Q13 & 4Q13) added $3MM or 12 bps to the yield
- Investing prepayments from MBS portfolio into Level 1 High Quality Liquid Assets (HQLA), such as GNMA securities

At 3/31/14 • [1]Estimated as of 3/31/14

Comerica Bank
35

Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 67%
2013
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

Goal as of 6/6/14

Comerica Bank
36

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	**S&P**	**Moody's**	**Fitch**
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB-	Ba1	BBB-
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	B1	BB
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 6/2/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

37

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Tier 1 and Tier 1 common capital[1]	6,962	6,895	6,862	6,800	6,748
Risk-weighted assets[1]	65,788	64,825	64,027	65,220	65,099
Tier 1 and Tier 1 common capital ratio	***10.58%***	***10.64%***	***10.72%***	***10.43%***	***10.37%***
Common shareholders' equity	$7,283	$7,150	$6,966	$6,908	$6,985
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	16	17	18	20	21
Tangible common equity	$6,632	$6,498	$6,313	$6,253	$6,329
Shares of common stock outstanding (in millions)	182	182	184	185	187
Common shareholders' equity per share of common stock	*$40.09*	*$39.22*	*$37.93*	*$37.31*	*$37.39*
Tangible common equity per share of common stock	***36.50***	***35.64***	***34.37***	***33.77***	***33.88***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. Tangible common equity per share of common stock removed the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Numbers presented reflect adoption of U.S. GAAP amendment related to projects that qualify for the low-income housing tax credit.

Comerica Bank

38

Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Tier 1 common capital[1]	$6,962	$6,895	$6,862	$6,800	$6,748
Basel III adjustments[2]	(2)	(6)	(4)	--	(1)
Basel III Tier 1 common capital[2]	$6,960	$6,889	$6,858	$6,800	$6,747
Risk-weighted assets[1]	$65.788	$64,825	$64,027	$65,220	$65,099
Basel III adjustments[2]	1,590	1,754	1,726	2,091	1,996
Basel III risk-weighted assets[2]	$67,378	$66,579	$65,753	$67,311	$67,095
Tier 1 common capital ratio	10.6%	10.6%	10.7%	10.4%	10.4%
Basel III Tier 1 common capital ratio[2]	10.3%	10.3%	10.4%	10.1%	10.1%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

Numbers presented reflect adoption of U.S. GAAP amendment related to projects that qualify for the low-income housing tax credit

Comerica Bank

39

Comerica Bank